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                                                                   EXHIBIT 10.36


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                                                                  EXECUTION COPY

                                    AMENDMENT NO. 1 dated as of March 15, 2002
                           (this "Amendment"), to the FIVE-YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of March 23, 2001, (the "Credit Agreement"), among AT&T WIRELESS SERVICES, INC., a Delaware corporation (the "Borrower"); the Lenders (as defined therein); JPMORGAN CHASE BANK, (formerly known as THE CHASE MANHATTAN BANK) ("JPMCB") and BANK OF AMERICA, N.A., as administrative agents for the Lenders; JPMCB, as paying agent for the Lenders (in such capacity, the "Paying Agent"); and MERRILL LYNCH CAPITAL CORPORATION and CITIBANK, N.A., as syndication agents.

                      A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

                      B. The Borrower has requested that the Credit Agreement be amended as set forth herein.

                      C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                      D. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment to the Credit Agreement. Section 6.01(g) of the Credit Agreement is hereby amended by deleting "$1,000,000,000" set forth therein and substituting therefor "$1,500,000,000".

                  SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment,
(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above at such time as the Paying Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of,

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or otherwise affect the rights and remedies of the Lenders, the Agents, or the
Borrower under the Credit Agreement, as amended by this Amendment, or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended by this Amendment, or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Expenses. The Borrower agrees to reimburse the Paying Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Paying Agent.

                  SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                      AT&T WIRELESS SERVICES, INC.,

                                       by ____________________________
                                        Name:
                                        Title:

                                      JPMORGAN CHASE BANK, individually and
                                      as an Agent,

                                       by ____________________________
                                        Name:
                                        Title:

                                      BANK of AMERICA, N.A., individually and as an Agent,

                                       by ____________________________
                                        Name:
                                        Title:

                                      MERRILL LYNCH CAPITAL CORPORATION,
                                      individually and as a syndication agent,

                                       by _____________________________
                                        Name:
                                        Title:

                                      CITIBANK, N.A., individually and as a
                                      syndication agent,

                                       by ______________________________
                                        Name:
                                        Title:

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                                          SIGNATURE PAGE TO AMENDMENT NO. 1
                                          DATED AS OF MARCH 15, 2002, TO THE
                                          AT&T WIRELESS SERVICES, INC. FIVE-YEAR
                                          COMPETITIVE ADVANCE AND REVOLVING
                                          CREDIT FACILITY AGREEMENT DATED AS
                                          OF MARCH 23, 2001

NAME OF LENDER:______________________________

              by_____________________________
                Name:
                Title: